UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2017

Commission file number: 000-55493

ZhongTai Biotechnology Pharmaceutical Group Co., Limited

(Exact name of registrant as specified in its charter)

Delaware	47-4694442
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification number)

No. 99 Chuangxin Road 1, XinBei District, Changzhou City, Jiangsu Province, China	n/a
(Address of Principal Executive Offices)	(Zip Code)

86-0519-8980-1180

(Registrant’s Telephone Number, Including Area Code)

Danyang Special Cable Factory Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2017, pursuant to the approval of a majority of our shareholders and our board of directors, the Company's Articles of Incorporation were amended to reflect a name change to ZhongTai Biotechnology Pharmaceutical Group Co., Limited. These changes were effective upon the filing of a Certificate of Amendment with the State of Delaware, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 9.01 Financial Statement and Exhibits.

Exhibit No.	Exhibit
3-1(i)	Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZhongTai Biotechnology Pharmaceutical Group Co., Limited

By: /s/ Dongzhi Zhang

Name: Dongzhi Zhang

Title: President, Chief Executive Officer, and Chairman of the Board of Directors

Date: August 16, 2017